                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                SCHEDULE 14A
                               (RULE 14a-101)
                   INFORMATION REQUIRED IN PROXY STATEMENT

                          SCHEDULE 14A INFORMATION
         PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                            EXCHANGE ACT OF 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant | |

Check the appropriate box:
| | Preliminary Proxy Statement
| | Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
|X| Definitive Proxy Statement
| | Definitive Additional Materials
| | Soliciting Material Pursuant to Rule 14a-12

                      ENGINEERED SUPPORT SYSTEMS, INC.
              (Name of Registrant as Specified in Its Charter)

  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

|X| No fee required.

| | Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:
    (2) Aggregate number of securities to which transaction applies:
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
    (4) Proposed maximum aggregate value of transaction:
    (5) Total Fee paid:

| | Fee paid previously with preliminary materials.

| | Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:
    (2) Form, Schedule or Registration Statement No.:
    (3) Filing Party:
    (4) Date Filed:




                       NOTICE OF ANNUAL MEETING OF
                             SHAREHOLDERS OF
                     ENGINEERED SUPPORT SYSTEMS, INC.

                                                       St. Louis, Missouri
                                                          January 31, 2005

To the Shareholders of
Engineered Support Systems, Inc.:

    The Annual Meeting of the Shareholders of Engineered Support Systems, Inc. will be held at the headquarters of the Company, 201 Evans Lane, St. Louis, Missouri 63121 on Tuesday, March 1, 2005 at 10:00 a.m., local time, for the purpose of considering and voting upon the following matters:

    1. The election of six directors to hold office for three years;

    2. The approval of the Engineered Support Systems, Inc. 2005
       Non-Executive Stock Option Plan and the reservation of 400,000 shares of Engineered Support Systems, Inc. common stock for future issuance under the plan; and

    3. To transact such other business, if any, as lawfully may be brought before the meeting or any adjournment thereof.

    A proxy statement, proxy and a copy of the Company's Annual Report for the fiscal year ended October 31, 2004 accompany this Notice of Annual Meeting of Shareholders.

    We encourage all shareholders to attend the 2005 Annual Meeting at the headquarters of the Company, 201 Evans Lane, St. Louis, Missouri 63121. For security purposes, if you plan to attend, you must notify the Secretary of the Company of your intent to do so by Friday, February 25, 2005.

                                           ENGINEERED SUPPORT SYSTEMS, INC.

                                           /s/ Gerald A. Potthoff

                                           Gerald A. Potthoff
                                           Vice Chairman, Chief Executive
                                            Officer and President

/s/ David D. Mattern

David D. Mattern
Secretary and General Counsel

    EVEN IF YOU PLAN TO ATTEND THE MEETING, PLEASE EXECUTE THE ENCLOSED PROXY AND MAIL IT PROMPTLY. A RETURN ENVELOPE, WHICH DOES NOT REQUIRE POSTAGE IF MAILED IN THE UNITED STATES, IS ENCLOSED FOR YOUR CONVENIENCE. THE PROXY SHOULD BE RETURNED BY FEBRUARY 25, 2005 IN THE ENCLOSED ENVELOPE TO ENSURE THAT YOUR VOTE IS COUNTED AT THE 2005 ANNUAL MEETING.



                      ENGINEERED SUPPORT SYSTEMS, INC.
                               201 EVANS LANE
                          ST. LOUIS, MISSOURI 63121


                               PROXY STATEMENT
                                     FOR
                       ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON MARCH 1, 2005

    THIS PROXY STATEMENT, WHICH IS BEING MAILED TO SHAREHOLDERS ON, OR ABOUT, JANUARY 31, 2005, IS PROVIDED IN CONJUNCTION WITH THE SOLICITATION OF PROXIES BY THE BOARD OF DIRECTORS OF ENGINEERED SUPPORT SYSTEMS, INC. ("ESSI" OR "COMPANY") FOR USE AT THE 2005 ANNUAL MEETING OF SHAREHOLDERS OF THE COMPANY TO BE HELD ON MARCH 1, 2005 AT 10:00 A.M. LOCAL TIME AT THE HEADQUARTERS OF THE COMPANY, 201 EVANS LANE, ST. LOUIS, MISSOURI 63121. THE NOTICE OF MEETING, THE PROXY AND THE ANNUAL REPORT FOR THE FISCAL YEAR ENDED OCTOBER 31, 2004 ARE ENCLOSED IN THIS PACKAGE. THE PROXY SHOULD BE RETURNED BY FEBRUARY 25, 2005 IN THE ENCLOSED SELF-ADDRESSED, POSTAGE PREPAID, ENVELOPE. FOR SECURITY PURPOSES, IF YOU PLAN TO ATTEND THE 2005 ANNUAL MEETING, YOU MUST NOTIFY THE SECRETARY OF THE COMPANY OF YOUR INTENT TO DO SO BY FRIDAY, FEBRUARY 25, 2005.

                                  PROXY

    The accompanying proxy is being solicited on behalf of the Board of Directors of the Company to be used at the 2005 Annual Meeting of Shareholders.

    The shares represented by each executed proxy will be voted at the meeting in accordance with the instructions contained in the proxy. In the event the Company receives an executed proxy that contains no instructions, the proxy shall be voted in accordance with the Board of Directors' recommendations as follows:

    1. "FOR" the election of six directors to hold office for three years;

    2. "FOR" the approval of the Engineered Support Systems, Inc. 2005 Non-Executive Stock Option Plan and the reservation of 400,000 shares of Engineered Support Systems, Inc. common stock for future issuance under the plan; and

    3. To transact such other business, if any, as lawfully may be brought before the meeting or any adjournment thereof.

    The Company will pay the reasonable expenses associated with its solicitation of the proxies for the meeting. These expenses include the cost of preparing, assembling and mailing the Notice of Annual Meeting, the proxy, the proxy statement and the return envelopes, as well as the cost of handling and tabulating the number of proxies received, and the reasonable fees which brokerage houses, other institutions, nominees or fiduciaries customarily charge to forward the aforementioned material to the beneficial owners.



                           RIGHT OF REVOCATION

    Any shareholder executing a proxy for the meeting may revoke the proxy by written notice of revocation delivered or mailed to, and received by, the Secretary of the Company at 201 Evans Lane, St. Louis, Missouri 63121 prior to the time the proxy is voted.

                              VOTING RIGHTS

    The shareholders of record at the close of business on January 17, 2005 are entitled to vote at the 2005 Annual Meeting of Shareholders. Proxies properly executed by the Company's shareholders of record on January 17, 2005 will be voted as specified on the proxy and will be voted on all business to be voted upon at the Annual Meeting and any adjournment thereof. Generally, each share is entitled to one vote. However, in the election of directors, cumulative voting applies in which each shareholder has the right to cast as many votes as equals the number of shares held by that shareholder multiplied by the number of directors to be elected. Each shareholder also may cast the whole number of votes for one nominee or distribute them among some or all nominees. If authority is withheld to vote for one or more individual nominees on the proxy, the total cumulative votes will be allocated equally among the remaining nominees. As of January 17, 2005, there were 26,866,962 shares of common stock outstanding and entitled to vote.

                              VOTE REQUIRED

    A quorum is required for the transaction of business at the Annual Meeting. A majority of the issued and outstanding shares entitled to vote at the Annual Meeting will constitute a quorum. Shares represented by properly executed proxies, including proxies which direct that the shares be voted to abstain or withhold a vote on a matter, will be counted for purposes of determining whether a quorum exists. Broker non-votes will be counted for purposes of determining whether a quorum exists only if such shares are voted on a matter presented at the meeting. A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner. Every decision of a majority of such quorum shall be valid as a corporate act unless a greater vote is required under Missouri law.

    At all elections of directors of the Company, each shareholder shall have the right to cast as many votes in the aggregate as shall equal the number of voting shares so held by him or her in the Company, multiplied by the number of directors to be elected at such election; and each shareholder may cast the whole number of votes either in person or by proxy for one nominee or distribute them among two or more nominees. The approval of any other matter lawfully brought before the Annual Meeting will require the approval of holders of a majority of the shares represented at the Annual Meeting.

                                    2



           BENEFICIAL OWNERSHIP OF COMMON STOCK OF THE COMPANY

    The table below sets forth the number of shares of common stock (the only class of outstanding securities of the Company) held by each person known to beneficially own 5% or more of the Company's outstanding common stock as of January 17, 2005.

NAME AND ADDRESS OF                                SHARES OF COMMON STOCK       PERCENTAGE OF SHARES
BENEFICIAL OWNER                                     BENEFICIALLY OWNED            OUTSTANDING(1)
-------------------                                ----------------------       --------------------
Neuberger Berman, Inc..........................         3,110,289(2)                   11.6%
605 Third Avenue
New York, NY 10158

Barclays Global Investors, N.A.................         2,315,324(3)                    8.6%
45 Fremont Street
San Francisco, CA 94105

--------

(1) For purposes of this table, the calculation of the Percentage of Shares Outstanding is based on the number of shares of common stock outstanding as of January 17, 2005.

(2) The information provided herein is based on a Schedule 13G, dated February 13, 2004, filed jointly by Neuberger Berman, Inc., Neuberger Berman, LLC, Neuberger Berman Management, Inc. and Neuberger Berman Genesis Fund. The filing parties reported sole voting power with respect to 42,562 shares, shared voting power with respect to 2,274,800 shares and shared dispositive power with respect to 3,110,289 shares reported as beneficially owned.

(3) The information provided herein is based on a Schedule 13G, dated February 17, 2004, filed jointly by Barclays Global Investors N.A., Barclays Global Fund Advisors, Barclays Global Investors, Ltd., Barclays Global Investors Japan Trust and Banking Company Limited, Barclays Life Assurance Company Limited, Barclays Bank PLC, Barclays Capital Securities Limited, Barclays Capital Inc., Barclays Private Bank & Trust (Isle of Man) Limited, Barclays Private Bank & Trust (Jersey) Limited, Barclays Bank Trust Company Limited, Barclays Bank (Suisse) SA, and Barclays Private Bank Limited. The filing parties reported sole voting and sole dispositive power with respect to 2,124,714 shares.

                                    3



    The following table sets forth the number of shares of common stock beneficially owned by (a) each director, (b) each nominee for director,
(c) each executive officer named in the Summary Compensation Table, and
(d) all directors and executive officers as a group as of January 17, 2005:

                                                             SHARES OF COMMON STOCK        PERCENTAGE OF SHARES
                NAME OF BENEFICIAL OWNER                    BENEFICIALLY OWNED(1)(2)          OUTSTANDING(3)
                ------------------------                    ------------------------       --------------------
Michael F. Shanahan, Sr.................................              475,976                       1.8%

Gerald A. Potthoff......................................              617,667                       2.2%

Gary C. Gerhardt........................................              833,637                       3.0%

Ronald W. Davis.........................................              246,829                       (5)

Daniel A. Rodrigues.....................................               56,622                       (5)

William H. T. Bush......................................               61,876                       (5)

General Michael P.C. Carns..............................               56,367                       (5)
  U.S. Air Force, Retired

MG George E. Friel......................................                8,692                       (5)
  U.S. Army, Retired

Thomas J. Guilfoil......................................               87,216                       (5)

S. Lee Kling............................................               68,069                       (5)

LTG Kenneth E. Lewi.....................................               48,978                       (5)
  U.S. Army, Retired

General Charles T. Robertson, Jr........................               11,250                       (5)
  U.S. Air Force, Retired

James A. Schaefer.......................................                    0                       (5)

General Crosbie E. Saint................................                8,063                       (5)
  U.S. Army, Retired

Michael F. Shanahan, Jr.................................               76,933                       (5)

Earl W. Wims, Ph.D......................................               42,889                       (5)

Gerald E. Daniels(4)....................................               53,120                       (5)

All directors and executive officers as a group
  (40 persons)..........................................            3,506,558                      11.9%

--------

(1) Except as otherwise noted, each individual has sole voting and investment power with respect to shares listed above.

(2) Totals include the following shares issuable upon exercise of stock options that either are presently exercisable or exercisable within 60 days after January 17, 2005:
     Mr. Potthoff (555,938), Mr. Gerhardt (719,063), Mr. Davis (243,438), Mr. Rodrigues (55,000), Mr. Bush (53,438),
     General Carns (53,438), MG Friel (5,625), Mr. Guilfoil (11,250), Mr. Kling (30,938), LTG Lewi (5,625), General
     Robertson, Jr. (11,250), General Saint (8,063),
     Mr. Shanahan, Jr. (5,625), Mr. Wims (28,125), Mr. Daniels (50,000) and all directors and executive officers as a group (2,514,316). The shares beneficially owned by Mr. Shanahan, Sr. do not include any shares issuable upon exercise of stock options, including options presently exercisable or exercisable within 60 days after January 17, 2005.

                                    4



(3) For purposes of this table, the calculation of the Percentage of Shares Outstanding is based on the number of shares of common stock outstanding as of January 17, 2005, increased by the assumed exercise of all options owned by the beneficial owners indicated.

(4) Mr. Daniels resigned from his position as vice-chairman and chief executive officer effective August 4, 2004.

(5) The Percentage of Shares Outstanding is less than one percent.

                               PROPOSAL ONE

                          ELECTION OF DIRECTORS

    The by-laws of the Company provide for staggered terms for the directors. The election of the directors for staggered terms maintains management continuity and discourages undesirable mergers, tender offers, proxy contests and the ill-favored exertion of control by a person or group that holds a large block of common stock. The by-laws of the Company also provide for the Board of Directors to have a total of sixteen directors. Assuming each of the nominees for the 2005 Annual Meeting are elected, the total number of directors making up the Board of Directors will equal fifteen. The Nominating Committee of the Board will nominate individuals to fill any vacancy on the Board when qualified nominees are available. Shareholders may not, however, vote for a greater number of nominees than the number of nominees named in this proxy statement.

    The nominees, Gerald A. Potthoff, Gary C. Gerhardt, Thomas J. Guilfoil, James A. Schaefer, MG George E. Friel (U.S. Army, Retired) and General Charles T. Robertson, Jr. (U.S. Air Force, Retired) are each proposed to be elected for a three year term that will expire in March 2008. The shares of common stock represented by properly executed proxies will be voted in accordance with the instructions contained in the proxy or, if no instructions are given, for each of the nominees. All nominees have consented to be named and to serve, if elected. If any nominee is unable to serve (which management has no reason to expect), the individuals named in the proxy intend to vote for the balance of those named and for a substitute nominee, recommended by the Board of Directors.

    The following table sets forth, for each director and nominee, his principal occupation, the year in which his current term ends, the year in which he was first elected as a director and his age.

                                                                CURRENT
                     NAME AND PRINCIPAL                          TERM           FIRST
                OCCUPATION OR EMPLOYMENT(1)                      ENDS          ELECTED        AGE
                ---------------------------                     -------        -------        ---
Michael F. Shanahan, Sr.                                        March         December        65
Chairman                                                         2006           1983

Gerald A. Potthoff                                              March          October        64
Vice Chairman, Chief Executive Officer and President             2005           1999

Gary C. Gerhardt                                                March           March         59
Vice Chairman and Chief Financial Officer                        2005           1998

Ronald W. Davis                                                 March           March         58
President, Business Development                                  2007           2003

William H.T. Bush                                               March           March         66
Chairman                                                         2007           2000
Bush-O'Donnell & Co., Inc.

General Michael P.C. Carns                                      March           March         67
U.S. Air Force, Retired                                          2006           2000

Major General (MG) George E. Friel                              March         September       62
U.S. Army, Retired                                               2005           1998

Thomas J. Guilfoil                                              March           March         85
Attorney at Law                                                  2005           1993
Guilfoil, Petzall & Shoemake

S. Lee Kling                                                    March           March         76
Chairman                                                         2007           2000
The Kling Company

Lieutenant General (LTG) Kenneth E. Lewi                        March           March         74
U.S. Army, Retired                                               2006           1992

General Charles T. Robertson, Jr.                               March         December        58
U.S. Air Force, Retired                                          2005           2001
Vice President, Business Development
Aerospace Support
The Boeing Company

General Crosbie E. Saint                                        March          August         68
U.S. Army, Retired                                               2007           2000

James A. Schaefer                                                                             65
Audit Partner, Retired
Baird, Kurtz & Dobson LLP

Michael F. Shanahan, Jr.                                        March         December        38
President and Chief Executive Officer                            2006           1994
Huntleigh/McGehee, Inc.

Earl W. Wims, Ph.D.                                             March           March         65
Chairman                                                         2007           1992
Marketing Horizons, Inc.

--------
(1)  Michael F. Shanahan, Jr. is the son of Michael F. Shanahan,
     Sr. and the son-in-law of Earl W. Wims. There is no other family relationship between any of the directors or executive officers.

    Michael F. Shanahan, Sr. was elected Chairman of the Board of the Company in July 1987. He has served as Chief Executive Officer of the Company from 1985 to 2003. Mr. Shanahan also serves on the Board of Directors of Falcon Products, Inc.

    Gerald A. Potthoff was named Vice Chairman, Chief Executive Officer and President in August 2004. From October 1999 to August 2004, Mr. Potthoff served as President and Chief Operating Officer of the Company. Mr. Potthoff also served as President of Systems & Electronics Inc. from October 1991 to July 2000.

    Gary C. Gerhardt was named Vice Chairman of the Company in October 1999 and served as Executive Vice President from December 1994 until October 1999. He has been Chief Financial Officer of the Company since October 1993.

    Ronald W. Davis has been President, Business Development since October 2002. He served as Vice President - Planning & Development from December 1999 to October 2002. He served as Vice President - Marketing for the Company from April 1999 until December 1999 and for Engineered Air Systems, Inc. from 1990 until December 1999.

    William H.T. Bush has been Chairman of the investment firm Bush-O'Donnell & Co., Inc. since 1986. Previously, he was President and Chief Executive Officer of Boatmen's National Bank of St. Louis. Mr. Bush is also on the Board of Directors of DT Industries, Inc., WellPoint Heathcare Networks, Inc. and the Lord Abbett Family of Mutual Funds.

    General Michael P.C. Carns (U.S. Air Force, Retired) served in the United States Air Force for 35 years until his retirement in 1994. From May 1991 until his retirement, General Carns served as Vice Chief of Staff, Headquarters U.S. Air Force. From September 1989 to May 1999, he served as director of the Joint Staff. He also serves on the Board of Directors of Rockwell Collins, Inc. and Mykrolis Corporation.

    MG George E. Friel (U.S. Army, Retired) served in the United States Army for 38 years until his retirement in 1998. In the six years preceding his retirement, Major General Friel headed the U.S. Army Chemical and Biological Defense Command. He also serves on the Board of Directors of Quick-Med Technologies, Inc.

    Thomas J. Guilfoil is the Senior and Founding Partner of the St. Louis law firm, Guilfoil, Petzall & Shoemake. Mr. Guilfoil's distinguished legal career of over 50 years began in St. Louis in 1941. Mr. Guilfoil also serves as Vice Chairman of the Arizona Cardinals of the National Football League.

    S. Lee Kling has been Chairman of the Kling Company, a merchant banking company, since 2002 and from 1991 to 2002 was Chairman of Kling Rechter & Company, a merchant banking company. Previously, he was Chairman of Landmark Bancshares Corp., a bank holding company. Mr. Kling also serves on the Board of Directors of Bernard Chaus, Inc., Electro Rent Corporation, Falcon Products, Inc., Kupper Parker Communications, Inc. and National Beverage Corporation.

    LTG Kenneth E. Lewi (U.S. Army, Retired) served in the United States Army for 34 years until his retirement in 1989. His career in the U.S. Army centered primarily on providing logistical support to U.S. armed forces.

    General Charles T. Robertson, Jr. (U.S. Air Force, Retired) has served as Vice President, Air Force Support Programs, Aerospace Support, The Boeing Company since December 2004. From April 2002 until December 2004, he served as Vice President of Business Development and then as Vice President, Mods and Upgrades. For 33 years until his retirement in 2001, he served in the United States Air Force. General Robertson served as Commander in Chief, U.S. Transportation Command, and Commander, Air Mobility Command, Scott Air Force Base, from 1998.

    General Crosbie E. Saint (U.S. Army, Retired) served in the United States Army for 34 years until his retirement in 1992. In the four years preceding his retirement, General Saint served as Commander in Chief, United States Army, Europe and Seventh Army; Commander, Central Army Group
(NATO).

    James A. Schaefer has been a Certified Public Accountant since 1965 and was an Audit Partner for 30 years. Most recently, he served as Audit Partner for the accounting firm of Baird, Kurtz & Dobson LLP from 1988 until his retirement in 2004.

    Michael F. Shanahan, Jr. has served as President and Chief Executive Officer of Huntleigh/McGehee, Inc., an insurance concern, since July 2004. Mr. Shanahan served as Executive Vice President of Lockton Companies, an insurance concern, from November 2000 to September 2003. From October 1994 to September 2003, he was a Producer for Lockton Companies.

    Earl W. Wims, Ph.D., has been Chairman of Marketing Horizons, Inc., a marketing research and consulting firm, since 1986. Dr. Wims is nationally recognized for his work in market strategy.

                     DIRECTOR MEETINGS AND COMMITTEES

    During the fiscal year ended October 31, 2004, the Board of Directors of the Company met four times. The Board has determined that each of William H. T. Bush, General Michael P. C. Carns, MG George E. Friel, Thomas J. Guilfoil, S. Lee Kling, LTG Kenneth E. Lewi, General Charles T. Robertson, Jr. and General Crosbie E. Saint qualify as independent directors in accordance with the listing standards and rules of the Nasdaq Stock Market, Inc. (Nasdaq). The Board has four committees: Executive, Compensation, Audit and Nominating. All directors attended 75% or more of the aggregate number of meetings of the Board and applicable Committee meetings.

    The Executive Committee for fiscal 2004 consisted of Michael F. Shanahan, Sr., Gerald E. Daniels (until his resignation in August 2004), Gerald A. Potthoff, Gary C. Gerhardt and Michael F. Shanahan, Jr. The principal function of the Executive Committee is to execute all the authority and power of the full Board of Directors in the management and operation of the Company and to act on behalf of the Board between regular meetings of the Board of Directors, except where action is authorized to be taken only by the full Board. The Executive Committee met on several occasions, as needed, throughout the course of fiscal year 2004.

    The Audit Committee for fiscal 2004 consisted of William H.T. Bush, General Michael P.C. Carns, MG George E. Friel and S. Lee Kling, all of whom are considered independent under the listing standards of Nasdaq. Mr. Kling serves as the Audit Committee's financial expert. The Audit Committee operates under a written charter adopted by the Board of Directors, a copy of which was attached as Appendix A to the Company's Proxy Statement filed with the Securities and Exchange Commission on January 30, 2004. The function of the Audit Committee is to: review, from time to time, the financial statements of the Company; meet, together and separately, with management of the Company and its independent accountants to discuss the financial statements and general accounting policies of the Company; and review the management letter issued by the independent accountants and the Company's responses thereto. The Audit Committee met four times during fiscal year 2004.

    The Compensation Committee for fiscal 2004 consisted of Thomas J. Guilfoil, LTG Kenneth E. Lewi, Earl W. Wims (from November 1, 2003 to June 30, 2004) and General Crosbie E. Saint (from July 1, 2004 to October 31,
2004). The function of the Compensation Committee is to review and approve the compensation policies and arrangements of the Company and its subsidiaries, as well as to administer the Company's stock option and purchase plans. Members of the Compensation Committee are restricted from voting on matters that affect them. The Compensation Committee met four times during fiscal year 2004.

    The Nominating Committee for fiscal year 2004 consisted of Thomas J. Guilfoil, General Charles T. Robertson, Jr. and LTG Kenneth E. Lewi (from July 1, 2004 to October 31, 2004) each of whom are considered independent under the listing standards of the Nasdaq. The purpose of the Nominating Committee is to identify, evaluate and select potential director nominees. The Nominating Committee operates under a written charter adopted by the Board of Directors, a copy of which was attached as Appendix B to the Company's Proxy Statement filed with the Securities and Exchange Commission on January 30, 2004. Mr. Schaefer, the only new nominee to the Board, was recommended to the Nominating Committee by the Chairman. The Nominating Committee met one time during fiscal 2004.

    The Nominating Committee will consider nominees recommended by shareholders. Any shareholder wishing to nominate a candidate for director at a shareholders meeting must submit a proposal as described under "Shareholder Proposals for the Next Annual Meeting" and furnish certain information about the proposed nominee. The notice submission should include information on a candidate for director, including the proposed candidate's name, age, business address, residence address, principal occupation or employment for the previous five years, and class or series and number of shares of the Company's common stock owned beneficially or of record. In considering a potential nominee for the Board, shareholders should note that the rules of Nasdaq require that a majority of the Board be independent, as defined by Nasdaq rules. Further, when considering a potential nominee, the Nominating Committee considers whether a candidate evidences: personal characteristics of the highest personal and professional ethics, integrity and values; an inquiring and independent mind and practical wisdom and mature judgment; training and experience at the policy-making level in business, government or community organizations; expertise that is useful to the Company and complementary to the background and experience of other Board members; willingness to devote a required amount of time to carrying out the duties and responsibilities of Board membership; commitment to serve on the Board over a period of several years to develop knowledge about the Company, its strategy and its principal operations; and willingness to represent the best interests of all constituencies and objectively appraise management performance and involvement in activities or interests that do not create a conflict with the director's responsibilities to the Company. The notice submission should be addressed to Nominating Committee Chair, c/o Engineered Support Systems, Inc. 201 Evans Lane, St. Louis, Missouri 63121.

    Shareholders who desire to communicate with members of the Board should send correspondence addressed to Michael F. Shanahan, Sr., Chairman of the Board, c/o Engineered Support Systems, Inc. 201 Evans Lane, St. Louis, Missouri 63121. The Company does not, however, forward sales or marketing materials or correspondence not clearly identified as shareholder correspondence.

                              DIRECTORS FEES

    Directors who are not full-time employees of the Company are paid $1,000 for each meeting of the Board and $500 for each meeting of the committee(s) on which they serve. Committee chairmen receive an additional $500 per meeting. Directors are also paid $2,800 per month during their term. Non-employee directors are reimbursed for expenses incurred in attending meetings.

    Non-employee directors also receive annual stock option awards in accordance with the Engineered Support Systems, Inc. 2002 Stock Option Plan for Non-Employee Directors. On March 2, 2004, Mssrs. Bush, Carns, Friel, Guilfoil, Kling, Lewi, Robertson, Saint, Shanahan, Jr. and Wims each received an option to acquire 5,625 shares of the Company's common stock at an exercise price of $53.75 per share.

                        RELATED PARTY TRANSACTIONS

    Huntleigh/McGehee, Inc. served as broker on substantially all of the Company's insurance policies in fiscal 2004. Total commissions earned by Huntleigh/McGehee on insurance premiums paid by the Company in fiscal 2004 were $800,000. Michael F. Shanahan, Jr. owns a majority of Huntleigh/McGehee's outstanding stock and has served as the President and Chief Executive Officer of Huntleigh/McGehee since July 2004. As a result of contractual arrangements between Mr. Shanahan, Jr. and the other stockholders of Huntleigh/McGehee, Mr. Shanahan, Jr. has not received any compensation, either as shareholder or officer of Huntleigh/McGehee, as a result of insurance brokerage services paid by the Company to Huntleigh/McGehee in fiscal 2004. Mr. Shanahan, Jr. is a director of the Company and the son of Michael F. Shanahan, Sr., Chairman of the Board of the Company.

    The Company paid David D. Mattern $409,000 in fees during fiscal 2004 for his services as Secretary and General Counsel of the Company. David D. Mattern is the son-in-law of Michael F. Shanahan, Sr., Chairman of the Board of the Company.

    The Audit Committee of the Board of Directors has formally approved all related party transactions.

                      REPORT OF THE AUDIT COMMITTEE

    The following report is provided by the Audit Committee. The Committee oversees and monitors the Company's financial reporting process on behalf of the Board of Directors. The Committee, which consists entirely of non-employee directors, who are independent under Nasdaq rules, met four times in fiscal year 2004.

    The Audit Committee has reviewed and discussed the audited financial statements with management; discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61, as may be modified or supplemented; and received from the independent accountants written disclosures and the letter regarding their independence required by Independence Standards Board Standard No. 1, as currently in effect, and discussed with the independent accountants their independence. Based on the review and discussions noted above, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended October 31, 2004 for filing with the Securities and Exchange Commission.

                                           The Audit Committee

                                           S. Lee Kling, Chairman
                                           William H. T. Bush
                                           General Michael P. C. Carns
                                           MG George E. Friel

                   REPORT OF THE COMPENSATION COMMITTEE
                        ON EXECUTIVE COMPENSATION

    The following report is provided by the Compensation Committee. The Committee supervises the Company's Executive Compensation Program
("Program") and is directly responsible for compensation actions affecting the Chairman and other executive officers of the Company and its subsidiaries. The Committee, which consists entirely of independent directors, met four times in fiscal 2004. No member of the Committee was an officer or employee of the Company during that period.

THE EXECUTIVE COMPENSATION PHILOSOPHY

    The Program is designed and managed to link executive compensation to four basic objectives: Company performance, shareholder return, individual performance and competitive position. With respect to competitive position, the Program is designed to pay competitive compensation so the Company is able to attract and retain highly qualified executives. In determining competitive compensation practices, the Committee frequently utilizes information about other relevant companies' compensation levels, as well as information from qualified compensation consultants.

    The Program uses overall Company performance in determining compensation levels and compensation changes. The Committee considers the Company's overall performance in meeting both short-term and long-term objectives and considers the Company's operating achievements in typical performance measures such as earnings, cash management and contract backlog. The Committee also considers the Company's progress towards long-term strategic objectives that cannot be easily quantified.

    The Program also links the interests of the Company's executives with the interests of its shareholders. This is accomplished by allocating a portion of executive compensation to performance-based equity compensation.

THE EXECUTIVE COMPENSATION PROGRAM

    The Program consists of three basic elements: base salary, incentive bonus compensation and performance-based equity compensation. Base salaries are reviewed annually. Salary changes reflect overall Company performance, pay competitiveness and individual performance.

    A substantial portion of each executive's annual cash compensation is tied to the Company's performance through incentive bonus compensation. The goals of this element of compensation are to focus the attention of executives on profits, continued growth, increased efficiency and teamwork, as well as to improve the Company's ability to attract and retain outstanding executive talent.

    The Committee determines the annual incentive bonus payment for each executive at the end of each fiscal year based on the Company's performance in important areas such as earnings, contract backlog and cash management. The Committee also considers the executive's individual contribution to the Company's performance and the executive's contributions to the Company's progress towards long-term strategic objectives. Certain executives do receive minimum bonus payments.

    To ensure that management's interests are directly tied to shareholder return, a substantial portion of an executive's total compensation is equity compensation. To place emphasis on shareholder return, the Company has adopted various Stock Option Plans ("Option Plans"), which have been approved by the Company's shareholders. As of October 31, 2004, there were 4,087,853 shares reserved for issuance upon the exercise of outstanding options or future issuance under the Option Plans. All options granted to date have been awarded at an exercise price equal to the fair market value of the stock on the date of the award. The Option Plans are administered by the Compensation Committee and option awards are made subjectively based upon the evaluations of the executive's past and anticipated future contribution to the Company's performance.

FISCAL 2004 EXECUTIVE OFFICER COMPENSATION

    In determining the fiscal year 2004 performance compensation payments for the Chairman, the Chief Executive Officer and the other executive officers, the Committee considered the Company's operating performance and return to shareholders. Fiscal 2004 net revenues from continuing operations, net income from continuing operations and book value increased 54%, 75% and 71%, respectively, over fiscal 2003. Share price increased 8% from $55.06 per share on December 31, 2003 to $59.22 per share on December 31, 2004. The Committee also considered each executive's contribution to the Company's performance.

    Based on the subjective evaluation of the above factors, the Committee approved the base annual salary of $1,250,000 and an incentive bonus payment of $1,500,000 for the Company's Chairman. Based on the subjective evaluation of the above factors, the Committee also approved the base annual salary of $550,000 and an incentive bonus payment of $412,500 for the Vice Chairman, Chief Executive Officer and President, the base annual salary of $480,000 and an incentive bonus payment of $360,000 for the Vice Chairman and Chief Financial Officer; the base annual salary of $430,000 and an incentive bonus payment of $322,500 for the President, Business Development; and, the base annual salary of $220,000 and an incentive bonus payment of $120,000 for the Group President - Support Systems. The Committee also awarded options for 15,000, 15,000, 15,000 and 25,000 shares under the Option Plans to Mr. Potthoff, Mr. Gerhardt, Mr. Davis and Mr. Rodrigues, respectively.

    In addition to the foregoing, and also based on the subjective evaluation of the above factors, the Committee approved the salary of $499,000 and an incentive bonus payment of $405,000 for Gerald E. Daniels as Vice Chairman and Chief Executive Officer. The Committee also awarded options for 50,000 shares under the Option Plans to Mr. Daniels. Mr. Daniels resigned from the Company effective August 4, 2004. In connection with his resignation, Mr. Daniels received one year's salary ($720,000), extended medical coverage ($42,000) and reimbursement of personal expenses ($28,000).

    The Company has employment agreements with its Chairman and the other executive officers. These employment agreements are summarized in the next section of this proxy statement.

    As a result of the Sarbanes-Oxley Act of 2002, the Company has suspended payment of premiums with respect to split dollar life insurance on the lives of certain of the Company's executive officers. In accordance with the terms of the insurance policies, the insurance carriers have applied available cash values in payment of premiums otherwise payable in 2003 and 2004.

SUMMARY

    Through the design and management of the Executive Compensation Program, as described above, the Committee believes total compensation of the Company's executives is linked directly to Company performance, individual performance and shareholder return. The Committee will continue to emphasize performance-based and stock-based compensation that is consistent with individual performance and that links management and shareholder interests. The Committee concludes that the Company's performance and the competitive market warrant the compensation package approved for Mr. Shanahan, Sr. and the other executive officers.

                        The Compensation Committee

                      LTG Kenneth E. Lewi, Chairman
                            Thomas J. Guilfoil
                         General Crosbie E. Saint

                          EMPLOYMENT AGREEMENTS

    The Company has employment agreements with certain executive officers. The terms and conditions of those agreements with the Chairman, the Vice Chairman, Chief Executive Officer and President, the Vice Chairman and Chief Financial Officer, the President, Business Development, and the Former Vice Chairman and Chief Executive Officer are summarized below.

    CHAIRMAN OF THE BOARD. The employment agreement with Michael F. Shanahan, Sr. was executed on November 1, 2004 for a term of three years. Unless terminated by Mr. Shanahan upon not less than 90 days nor more than 120 days written notice to the Company, or by the Company, the employment agreement continues on a year-to-year basis. The current annual base salary under this agreement is $1,000,000 and Mr. Shanahan also receives an annual incentive bonus payment.

    If the agreement is terminated by the Company, for other than cause, Mr. Shanahan is entitled to termination pay equal to twice his total annual compensation (payable in 24 equal monthly payments) for the fiscal year of the Company ending immediately prior to the date of termination. Mr. Shanahan is prohibited from competing with the Company after termination during such time as he continues to receive compensation from the Company. The employment agreement further provides that he is entitled to an annual stock option award as determined by the Compensation Committee of the Board of Directors. The employment agreement also provides that the Company will provide Mr. Shanahan with an expense allowance of $3,000 per month and an automobile allowance of $1,800 per month and will reimburse his expenses associated with performing his duties on behalf of the Company.

    The Company is also a party to split dollar life insurance agreements with Mr. Shanahan. Under these arrangements, the Company made annual life insurance premium payments for Mr. Shanahan. In return, the Company will be reimbursed for premiums it has paid. As provided for by the insurance policies, the Company can borrow funds against the cash surrender value. Ownership rights are subordinate to the Company's rights to be reimbursed for the premiums it has paid.

    The employment agreement also provides for deferred compensation to be paid in the event of the retirement, disability or death of Mr. Shanahan. For disability, the benefit is $52,500 per month for a maximum of 60 consecutive months. For retirement or death, the benefit is $52,500 per month for 24 months. In the event of a change in control of the Company, Mr. Shanahan is entitled to receive a lump sum cash payment in an amount equal to 2.99 times his average annual compensation for the prior five fiscal years of employment with the Company.

    VICE CHAIRMAN, CHIEF EXECUTIVE OFFICER AND PRESIDENT. The employment agreement with Gerald A. Potthoff was executed on November 1, 2004 for a term of three years. Unless terminated by Mr. Potthoff upon not less than 90 days nor more than 120 days written notice to the Company, or by the Company, the employment agreement continues on a year-to-year basis. Under the terms of Mr. Potthoff's employment agreement, Mr. Potthoff is paid a base annual salary of $720,000 and receives an annual incentive bonus payment. The employment agreement also provides that he is entitled to receive an annual stock option award based on 15,000 shares of Company common stock. If the agreement is terminated by the Company, other than for cause, Mr. Potthoff is entitled to termination pay equal to his base salary upon the date of termination payable over 12 months. The agreement prohibits Mr. Potthoff from competing with the Company for a period of two years after termination. Mr. Potthoff has been provided a club membership and is reimbursed for expenses associated with performing his duties on behalf of the Company. Mr. Potthoff receives benefits under a Supplemental Executive Retirement Plan. The Company has a split dollar life insurance arrangement with Mr. Potthoff similar to the agreement with Mr. Shanahan. In the event of a change in control of the Company, Mr. Potthoff is entitled to receive a lump sum cash payment in an amount equal to 2.99 times his average compensation for the prior five fiscal years of employment with the Company.

    VICE CHAIRMAN AND CHIEF FINANCIAL OFFICER. The employment agreement with Gary C. Gerhardt was executed on November 1, 2004 for a term of three years. Unless terminated by Mr. Gerhardt upon not less than 90 days nor more than 120 days written notice to the Company, or by the Company, the employment agreement continues on a year-to-year basis. Under the terms of Mr. Gerhardt's employment agreement, Mr. Gerhardt is paid a base annual salary of $500,000 and receives an annual incentive bonus payment. The employment agreement also provides that he is entitled to receive an annual stock option award based on 15,000 shares of Company common stock. If the agreement is terminated by the Company, other than for cause, Mr. Gerhardt is entitled to termination pay equal to his base salary upon the date of termination payable over 12 months. The agreement prohibits Mr. Gerhardt from competing with the Company for a period of two years after termination. Mr. Gerhardt has also been provided club memberships and is reimbursed for expenses associated with performing his duties on behalf of the Company. The Company has a split dollar life insurance arrangement with Mr. Gerhardt similar to its agreement with Mr. Shanahan. In the event of a change in control of the Company, Mr. Gerhardt is entitled to receive a lump sum cash payment in an amount equal to 2.99 times his average annual compensation for the prior five fiscal years of employment with the Company.

    PRESIDENT, BUSINESS DEVELOPMENT. The employment agreement with Ronald
W. Davis was executed on November 1, 2004 for a term of three years. Unless terminated by Mr. Davis upon not less than 90 days nor more than 120 days written notice to the Company, or by the Company, the employment agreement continues on a year-to-year basis. Under the terms of Mr. Davis' employment agreement, Mr. Davis is paid a base annual salary of $440,000 and receives an annual incentive bonus payment. The employment agreement also provides that he is entitled to receive an annual stock option award based on 15,000 shares of Company common stock. If the agreement is terminated by the Company, other than for cause, Mr. Davis is entitled to termination pay equal to his base salary upon the date of termination payable over 12 months. The agreement prohibits Mr. Davis from competing with the Company for a period of two years after termination. Mr. Davis has also been provided club memberships and he is reimbursed for expenses associated with performing his duties on behalf of the Company. The Company has a split dollar life insurance arrangement with Mr. Davis similar to the agreement with Mr. Shanahan. In the event of a change in control of the Company, Mr. Davis is entitled to receive a lump sum cash payment in an amount equal to 2.99 times his average annual compensation for the prior five fiscal years of employment with the Company.

    FORMER VICE CHAIRMAN AND CHIEF EXECUTIVE OFFICER. The employment agreement with Gerald E. Daniels was executed on April 1, 2003 for a term of one year. Under the terms of Mr. Daniels' employment agreement, Mr. Daniels was paid a base annual salary of $720,000 and received an annual incentive bonus payment. Mr. Daniels was also granted club membership and was reimbursed for expenses associated with performing his duties on behalf of the Company. Mr. Daniels resigned effective August 4, 2004. In connection with his resignation, Mr. Daniels received one year's salary ($720,000), extended medical coverage ($42,000) and reimbursement of personal expenses ($28,000).

    As a result of the Sarbanes-Oxley Act of 2002, the Company has suspended payment of premiums with respect to the split dollar life insurance agreements for Mr. Shanahan and for those other officers with split dollar life insurance agreements with the Company. In accordance with the terms of the insurance policies, the insurance carriers have applied available cash values in payment of premiums otherwise payable in 2003 and 2004.

                          EXECUTIVE COMPENSATION

    The following table sets forth the compensation for the past three fiscal years for the Company's Chairman and the five next most highly compensated executive officers for the fiscal year ended October 31, 2004:

SUMMARY COMPENSATION TABLE

                                                   ANNUAL COMPENSATION              SECURITIES
                                              -----------------------------         UNDERLYING          ALL OTHER
  NAME AND PRINCIPAL POSITION    YEAR           SALARY             BONUS            OPTIONS(1)         COMPENSATION
  ---------------------------    ----           ------             -----            ----------         ------------
     Michael F. Shanahan, Sr.    2004         $1,250,000         $1,500,000                 0           $  341,700(3)
     Chairman                    2003         $1,000,000         $1,500,000                 0           $  301,300
                                 2002         $  900,000         $  714,000         1,290,938           $  233,600

     Gerald A. Potthoff          2004         $  550,000         $  412,500            15,000           $1,426,600(4)
     Vice Chairman, Chief        2003         $  500,000         $  375,000            15,000           $  268,600
     Executive Officer and       2002         $  320,000         $  250,000           525,938           $  181,900
     President

     Gary C. Gerhardt            2004         $  480,000         $  360,000            15,000           $   30,700(5)
     Vice Chairman and Chief     2003         $  400,000         $  300,000            15,000           $   29,600
     Financial Officer           2002         $  280,000         $  200,000           413,438           $   15,000

     Ronald W. Davis             2004         $  430,000         $  322,500            15,000           $   44,100(6)
     President, Business         2003         $  350,000         $  262,500            15,000           $   30,200
     Development                 2002         $  200,000         $  175,000           413,438           $   14,900

     Daniel A. Rodrigues         2004         $  220,000         $  120,000            25,000           $   18,600(7)
     Group President -           2003         $  190,000         $  122,500            30,000           $   15,000
     Support Systems             2002         $  158,000         $   81,220            56,250           $    3,800

     Gerald E. Daniels(2)        2004         $  499,000         $  405,000            50,000           $   38,000(8)
     Vice Chairman and Chief     2003         $  350,000         $  262,500           150,000           $   14,400
     Executive Officer

--------

(1) All option amounts have been restated to reflect a 3-for-2 stock split effected in the form of a 50% stock dividend on October 31, 2003.

(2) Mr. Daniels resigned from his position with the Company effective August 4, 2004. Amounts for 2002 are not presented for Mr. Daniels as his employment with the Company commenced April 1, 2003. In connection with his resignation, Mr. Daniels received one year's salary ($720,000), extended medical coverage ($42,000) and reimbursement of personal expenses ($28,000), which are not included in amounts presented above.

(3) This amount includes $310,700 accrued pursuant to Mr. Shanahan's employment agreement which provides for deferred compensation to be paid in the event of retirement, disability or death; $17,200 pursuant to the benefit of life insurance premiums paid by the Company on Mr. Shanahan's behalf; and, $13,800 of common stock contributed through the Engineered Support Systems, Inc. Employee Stock Ownership Plan.

(4) This amount includes $1,403,000 accrued pursuant to Mr. Potthoff's employment agreement in connection with a Supplemental Executive Retirement Plan; $11,600 of life insurance premiums paid by the Company on Mr. Potthoff's behalf; and, $12,000 for reimbursement of personal expenses.

                                    14


(5) This amount includes $3,300 pursuant to the benefit of life insurance premiums paid by the Company on Mr. Gerhardt's behalf; $13,800 of common stock contributed through the Engineered Support Systems, Inc. Employee Stock Ownership Plan; and $13,600 for reimbursement of personal expenses.

(6) This amount includes $12,100 pursuant to the benefit of life insurance premiums paid by the Company on Mr. Davis' behalf; $13,800 of common stock contributed through the Engineered Support Systems, Inc. Employee Stock Ownership Plan; and $18,200 for reimbursement of personal expenses.

(7) This amount includes $800 pursuant to the benefit of life insurance premiums paid by the Company on Mr. Rodrigues' behalf and $17,800 for reimbursement of personal expenses.

(8) This amount includes $700 pursuant to the benefit of life insurance premiums paid by the Company on Mr. Daniels' behalf; $13,800 of common stock contributed through the Engineered Support Systems, Inc. Employee Stock Ownership Plan; and $23,500 for reimbursement of personal expenses.

OPTION GRANTS IN LAST FISCAL YEAR

    The following table sets forth information concerning stock option grants made during the fiscal year ended October 31, 2004 to the individuals named in the Summary Compensation Table.

                                                                                                  POTENTIAL REALIZABLE
                                                                                                    VALUE AT ASSUMED
                                                                                                 ANNUAL RATES OF STOCK
                                                                                                   PRICE APPRECIATION
                                 NUMBER OF                                                         FOR OPTION TERM(1)
                                 SECURITIES     PERCENT OF                                      ------------------------
                                 UNDERLYING    TOTAL OPTIONS                                       5%            10%
                                  OPTIONS       GRANTED IN      EXERCISE PRICE    EXPIRATION    ASSUMED        ASSUMED
NAME                              GRANTED       FISCAL YEAR       PER SHARE          DATE         RATE           RATE
----                             ----------    -------------    --------------    ----------    -------        -------
Michael F. Shanahan, Sr......           0           0.0%            --               --            --             --
Gerald A. Potthoff...........      15,000           2.6%            $47.62          9/15/09     $197,000      $  436,000
Gary C. Gerhardt.............      15,000           2.6%            $47.62          9/15/09     $197,000      $  436,000
Ronald W. Davis..............      15,000           2.6%            $47.62          9/15/09     $197,000      $  436,000
Daniel A. Rodrigues..........      25,000           4.3%            $55.25          7/14/09     $381,000      $  843,000
Gerald E. Daniels............      50,000           8.5%            $49.12          3/31/09     $678,000      $1,499,000

--------
(1) The indicated 5% and 10% rates of appreciation are provided to comply with Securities and Exchange Commission regulations and do not necessarily reflect the views of the Company as to the likely trend in the common stock price. Actual gains, if any, on stock option exercises and common stock holdings will be dependent on, among other things, the future performance of the common stock and overall market conditions. There can be no assurance that the amounts reflected above will be achieved. Additionally, these values do not take into consideration the option provision providing for nontransferability.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION
VALUES

    The following table sets forth information concerning the number of exercisable and unexercisable stock options at October 31, 2004 held by the individuals named in the Summary Compensation Table.

                                                                              NUMBER OF                VALUE OF
                                                                              SECURITIES             UNEXERCISED
                                                                              UNDERLYING             IN-THE-MONEY
                                     NUMBER                                    OPTIONS                 OPTIONS
                                    OF SHARES                                AT 10/31/04             AT 10/31/04
                                   ACQUIRED ON            VALUE              EXERCISABLE/            EXERCISABLE/
NAME                                EXERCISE            REALIZED            UNEXERCISABLE           UNEXERCISABLE
----                               -----------          --------            -------------           -------------
Michael F. Shanahan, Sr..........   1,065,938          $36,980,000                  0/0                     $0/$0
Gerald A. Potthoff...............     157,500           $7,166,000            555,938/0            $26,707,000/$0
Gary C. Gerhardt.................     140,625           $6,951,000            719,063/0            $34,544,000/$0
Ronald W. Davis..................     200,000           $6,625,000            243,438/0            $11,695,000/$0
Daniel A. Rodrigues..............      18,750             $730,000             55,000/0             $1,441,000/$0
Gerald E. Daniels................           0                   $0            200,000/0             $7,206,000/$0

                                    15



                            PERFORMANCE GRAPH

    The following graph compares the annual percentage change in the Company's cumulative total shareholder return on its common stock with (1) the cumulative total return on the Standard and Poor's 500 composite index ("S&P 500") and with (2) the cumulative total return of the Standard and Poor's Aerospace/ Defense index ("S&P Aerospace/Defense") for the period October 31, 1999 through October 31, 2004.

              COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
       AMONG ENGINEERED SUPPORT SYSTEMS, INC., THE S & P 500 INDEX
                  AND THE S & P AEROSPACE/DEFENSE INDEX

                                 [GRAPH]


                                                             CUMULATIVE TOTAL RETURN
                                             -------------------------------------------------------
                                              10/99    10/00     10/01     10/02     10/03    10/04
                                             -------   ------    ------    ------   -------  -------
ENGINEERED SUPPORT SYSTEMS, INC.              100.00   156.89    531.86    523.13   1085.22  1157.34
S & P 500                                     100.00   106.09     79.67     67.64     81.70    89.40
S & P AEROSPACE/DEFENSE                       100.00   125.40     91.54     93.78    107.15   129.34

--------
*Assumes $100 invested on October 31, 1999 and assumes the reinvestment of dividends.

THE BOARD RECOMMENDS THE SHAREHOLDERS VOTE "FOR" THE ELECTION OF SIX DIRECTORS TO HOLD OFFICE FOR THREE YEARS.

                                    16



                               PROPOSAL TWO

               APPROVAL OF ENGINEERED SUPPORT SYSTEMS, INC.

  2005 NON-EXECUTIVE STOCK OPTION PLAN AND RESERVATION OF 400,000 SHARES

                       OF COMMON STOCK TO THE PLAN

    The Company is seeking shareholder approval of the Engineered Support Systems, Inc. 2005 Non-Executive Stock Option Plan for key employees and consultants of the Company, and the reservation of 400,000 shares of Engineered Support Systems, Inc. common stock for future issuance under the plan. The Company proposes to implement the plan if the plan is approved by the shareholders. The purpose of the plan is to motivate key employees and consultants by creating an incentive for them to remain in the employ, or consultancy, of the Company and to work for the achievement of the Company's strategic objectives. To accomplish this purpose, the Compensation Committee may award so-called "non-incentive" stock options of the Company's common stock to eligible key employees and consultants as earned by their performance.

    The complete text of the plan is attached as Appendix A to this proxy statement. The following summary of certain provisions of the plan is qualified by reference to the text of the plan.

    Any employee or consultant of the Company shall be eligible to participate in the plan, except no "officer" of the Company as that term is defined in Rule 16a-1 of the Securities Exchange Act of 1934, as amended, or director of the Company shall be eligible to participate in the plan. The Compensation Committee shall administer the plan and, in connection therewith, shall have full power to grant awards, construe and interpret the plan, establish rules and regulations and perform all other acts deemed reasonable and proper to administer the plan, subject to the provisions of the plan.

    The options shall be granted at the fair market value of the Company's common stock on the date awarded. The closing price of the Company's common stock as of January 19, 2005 was $57.46 per share. The options expire five years from the date of grant, unless terminated sooner due to the termination of service for cause or death of the optionee. The plan will expire on October 31, 2010 unless extended or sooner terminated by the Company's Board. In case of death, the beneficiary of the deceased will have the right for six months after the date of death to exercise the options. The options granted may not be repriced at any time and are not transferable or assignable. For federal income tax purposes, no income will be realized by a participant in the plan upon the grant of an option, and the Company will not be entitled to a deduction at that time. Upon the exercise of the option, the excess of the fair market value of the stock on the date of exercise over the purchase price is ordinary income to the holder as of the date of exercise. The Company generally will be entitled to a deduction equal to the excess amount in the year of exercise.

                            NEW PLAN BENEFITS

    The amounts that will be received by or allocated to employees under the plan are not determinable because such amounts, if any, will be awarded in the future at the discretion of the Committee.

                                    17



                   EQUITY COMPENSATION PLAN INFORMATION

    The following table provides information as of October 31, 2004 with respect to the shares of common stock that may be issued under the Company's existing equity compensation plans:

                                                                                             NUMBER OF SHARES
                                                                                          REMAINING AVAILABLE FOR
                                               NUMBER OF SHARES                            FUTURE ISSUANCE UNDER
                                               TO BE ISSUED UPON     WEIGHTED-AVERAGE       EQUITY COMPENSATION
                                                  EXERCISE OF        EXERCISE PRICE OF       PLANS (EXCLUDING
                                              OUTSTANDING OPTIONS   OUTSTANDING OPTIONS   SECURITIES REFLECTED IN
                                                   OR RIGHTS             OR RIGHTS              COLUMN (a))
               PLAN CATEGORY                          (a)                   (b)                     (c)
               -------------                  -------------------   -------------------   -----------------------
Equity compensation plans approved by
  shareholders..............................       2,982,000              $28.59                  869,000
Equity compensation plans not approved by
  shareholders(2)...........................         237,000              $20.14                       --(2)
                                                   ---------                                      -------
    Total...................................       3,219,000              $27.97                  869,000(2)
                                                   =========                                      =======

--------

(1) All shares and per share amounts have been restated to reflect a three-for-two stock split effected by the Company on October 31, 2003.

(2) Equity compensation plans not approved by shareholders include the (a) Engineered Support Systems, Inc. 2002 Non-Executive Stock Option Plan under which the Company has issued 237,000 stock options to non-executive employees, and
     (b) a Business Development Agreement dated May 24, 2001 under which the Company has issued to a consultant per year for a period of three years the number of shares of the Company's common stock equal to $100,000, calculated at the stock's then current market value. The Company has no further obligation to issue stock under the Business Development Agreement.

THE BOARD RECOMMENDS THE SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE ENGINEERED SUPPORT SYSTEMS, INC. 2005 NON-EXECUTIVE STOCK OPTION PLAN.

                                    18



             RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

    PricewaterhouseCoopers LLP, independent certified public accountants, have been the auditors of the accounts of the Company since 1991, including the fiscal year ended October 31, 2004. The Company anticipates that representatives of PricewaterhouseCoopers LLP will be present at the 2004 Annual Meeting and PricewaterhouseCoopers LLP will have the opportunity to make a statement if they so desire at that time.
PricewaterhouseCoopers LLP will also be available to respond to appropriate questions raised at the Annual Meeting.

    PricewaterhouseCoopers LLP has informed the Company that it does not have any direct financial interest in the Company and that it has not had any direct connection with the Company as either a promoter, an underwriter, a director, an officer or an employee.

    The following table sets forth the aggregate fees for professional audit services for the audit of the financial statements for the fiscal years ended October 31, 2004 and 2003 and fees billed for other services during those fiscal years by PricewaterhouseCoopers LLP. All fees included in the table below have been pre-approved by the Audit Committee.

                                                      2004        2003
                                                      ----        ----

              Audit fees(1)....................     $488,200    $388,600

              Audit related fees(2)............      153,225      71,180

              Tax fees(3)......................      234,550     165,147

              All other fees...................           --          --
                                                    --------    --------
              Total............................     $875,975    $624,927
                                                    ========    ========

--------

(1) Audit fees consisted of audit work performed in the preparation of financial statements as well as work generally only the independent auditors can reasonably be expected to provide, such as statutory audits.

(2) Audit related fees consisted of the following: $62,400 and $43,500 in fiscal years 2004 and 2003, respectively, for employee benefit plan audits; $2,500 and $2,500 in fiscal years 2004 and 2003, respectively, for Form S-8 consents; $15,750 and $0 in 2004 and 2003, respectively, for consultation regarding SEC matters; $10,450 and $4,000 in 2004 and 2003, respectively, for out-of-pocket expenses; and $62,125 and $21,180 in fiscal year 2004 and 2003 for
     Sarbanes-Oxley Section 404 internal control procedures.

(3) Tax fees consisted of assistance with matters related to tax compliance and consulting.

      POLICY REGARDING THE APPROVAL OF INDEPENDENT AUDITOR PROVISION
                     OF AUDIT AND NON-AUDIT SERVICES

    Consistent with Securities and Exchange Commission requirements regarding auditor independence, the Audit Committee has adopted a policy to pre-approve all audit and permissible non-audit services provided by the independent auditor. Under the policy, the Committee must pre-approve services prior to commencement of the specified service. The requests for pre-approval are submitted to the Audit Committee by the Vice Chairman and Chief Financial Officer or his designee with a statement as to whether in their view the request is consistent with the Securities and Exchange Commission's rules on auditor independence.

    As is customary, accountants for the current fiscal year will, upon the recommendation of the Audit Committee, be appointed by the Board of Directors at their meeting immediately following the Annual Meeting of Shareholders.

         SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that the Company's executive officers and directors, and persons who own more than ten percent of the Company's outstanding stock, file reports of ownership and changes in ownership with the Securities and Exchange Commission. To the

                                    19



knowledge of the Company based upon a review of the reports filed pursuant to Rule 16a-3 of the Securities Exchange Act of 1934, all Section 16(a) filing requirements applicable to its executive officers, directors and greater than ten percent beneficial owners were complied with during the fiscal year ended October 31, 2004.

            SHAREHOLDER PROPOSALS FOR THE 2005 ANNUAL MEETING

    Shareholder proposals for the 2006 Annual Meeting must be received by the Company no later than October 31, 2005 for inclusion in the Company's proxy statement and proxy for that meeting. Shareholder proposals that are not included in the proxy statement may be considered at the 2006 Annual Meeting if such proposals are received by the Company no later than December 15, 2005. The procedures to be used by shareholders to recommend nominees to the Board are outlined on pages 9 and 9 of this proxy statement. All proposals should be submitted to the Company at 201 Evans Lane, St. Louis, MO 63121, Attention: Corporate Secretary.

                              OTHER MATTERS

    Other than the foregoing, the Board of Directors does not intend to bring any other matter before the meeting and does not know of any matter that anyone else proposes to present for action at the meeting. However, if any other matters properly come before such meeting, the individuals named in the accompanying proxy, or their duly qualified substitutes acting at the meeting, will be deemed authorized to vote or otherwise act in accordance with their judgment on such matters.

                                       By order of the Board of Directors

                                       /s/ David D. Mattern

                                       David D. Mattern,
                                       Secretary and General Counsel

Dated: January 31, 2005

    NOTICE: UPON WRITTEN REQUEST FROM ANY SHAREHOLDER OF RECORD AS OF JANUARY 17, 2005 (OR ANY BENEFICIAL OWNER REPRESENTING THEY ARE OR WERE ENTITLED TO VOTE AT THE 2005 ANNUAL MEETING), THE COMPANY WILL FURNISH TO SUCH SHAREHOLDER, WITHOUT CHARGE, ITS ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED OCTOBER 31, 2004, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING FINANCIAL STATEMENTS. THE COMPANY MAY IMPOSE A REASONABLE FEE FOR ITS EXPENSE IN CONNECTION WITH PROVIDING EXHIBITS REFERRED TO IN SUCH FORM 10-K, IF THE FULL TEXT OF SUCH EXHIBITS IS SPECIFICALLY REQUESTED. REQUESTS SHOULD BE DIRECTED TO: INVESTOR RELATIONS, ENGINEERED SUPPORT SYSTEMS, INC., 201 EVANS LANE, ST. LOUIS, MO 63121.

                                    20



                                                                APPENDIX A

                     ENGINEERED SUPPORT SYSTEMS, INC.

                   2005 NON-EXECUTIVE STOCK OPTION PLAN


                      ARTICLE I. GENERAL PROVISIONS

    Section 1. PURPOSE OF PLAN. The purpose of the Engineered Support Systems, Inc. 2005 Non-Executive Stock Option Plan (the "Plan") is to enhance the profitability and value of Engineered Support Systems, Inc. (the "Company") and its shareholders by strengthening the Company's ability to attract, retain and motivate key employees and consultants of the Company who make important contributions to the success of the Company.

    Section 2. DEFINITIONS OF TERMS AS USED IN THE PLAN.

    (a) "Affiliate" means any subsidiary or parent of the Company.

    (b) "Award" means a stock option granted under Article II.

    (c) "Plan Administrator" means the Compensation Committee of the Board of Directors of the Company.

    (d) "Consultant" means any natural person who has a written agreement with the Company or any Affiliate to provide consulting services.

    (e) "Stock" means the $.01 par value common stock of Engineered Support Systems, Inc.

    Section 3. AUTHORIZATION AND RESERVATION. There shall be established a reserve of 400,000 shares of authorized and unissued Stock and/or treasury shares which shall be the total number of shares of Stock that may be issued pursuant to Awards. Upon the cancellation or expiration of an Award, all shares of Stock not issued thereunder shall become available for the granting of additional Awards.

    Section 4. ADMINISTRATION OF THE PLAN. The Compensation Committee shall administer the Plan. Subject to the terms of the Plan, the Plan Administrator shall have full power to grant Awards, construe and interpret the Plan, establish rules and regulations and perform all other acts the Plan Administrator believes reasonable and proper, including the power to delegate responsibility to others to assist in administering the Plan.

    Section 5. PARTICIPATION IN THE PLAN. Any employee or Consultant of the Company or any Affiliate shall be eligible to participate in the Plan, except that no "officer" of the Company as that term is defined in Rule 16a-1 promulgated under the Securities Exchange Act of 1934, as amended, or director of the Company shall be eligible to participate in the Plan.

                        ARTICLE II. STOCK OPTIONS

    Section 1. DESCRIPTION. All options granted under the Plan shall be nonstatutory options not intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended.

    Section 2. TERMS AND CONDITIONS.

    (a) Each stock option shall be set forth in a written notice containing such terms and conditions as the Plan Administrator may determine, subject to the provisions of the Plan.

    (b) The purchase price of any shares exercised under any stock option must be paid in full upon such exercise. The payment shall be made in such form, which may be in cash or Stock, as the Plan Administrator may determine.

    (c) No stock option may be exercised after the expiration of five (5) years from the date such option is granted unless such term is extended by the Plan Administrator as evidenced in writing.

                                   A-1



    (d) The option price of shares subject to any stock option shall be the closing price of the Stock on the date that the stock option is granted. If the stock option is granted on a day that is not a trading day, the option price shall be the closing price of the Stock on the immediately preceding trading day. Stock options may not be repriced at any time.

                    ARTICLE III. FORFEITURE OF AWARDS

    (a) The recipient of an Award, in the case of an employee of the Company or any Affiliate, shall forfeit all options not exercised upon the occurrence of any of the following events:


        (i)    the recipient is discharged for cause;

        (ii) the recipient engages in competition with the Company or any Affiliate; or

        (iii) the recipient engages in any activity or conduct contrary to the best interest of the Company or Affiliate.

    (b) The Plan Administrator may include in any Award any additional or different conditions of forfeiture it may deem appropriate. The Plan Administrator may also, after taking into account the relevant circumstances, waive any condition of forfeiture stated above or in the Award.

    (c) In the event of forfeiture, the recipient shall lose all rights in and to the Award. This provision, however, shall not be invoked to force any recipient to return any Stock already received or due under an Award at the time of the event of forfeiture.

    (d) Such determinations as may be necessary for application of this section, including any grant of authority to others to make determinations under this section, shall be at the sole discretion of the Plan
Administrator and his determinations shall be conclusive.

                      ARTICLE IV. DEATH OF OPTIONEE

    Section 1. DEATH OF OPTIONEE. Upon the death of a recipient of any award, a stock option, to the extent exercisable on the date of his death, may be exercised at any time within six (6) months after the recipient's death, but in no event after the expiration of the term of the option, by the recipient's beneficiary. From time to time, in a form acceptable to the Plan Administrator, the recipient may designate any person or persons, including a trust (concurrently, contingently or successively) to whom the Award shall be transferred in the event that the recipient dies before exercising the option. A beneficiary designation form shall be effective only when the form is signed by the recipient and filed in writing with the Plan Administrator while the recipient is alive, and shall cancel all beneficiary designation forms that the recipient previously signed and filed. If the recipient does not designate a beneficiary, the beneficiary shall be the surviving spouse of the recipient, and if the recipient has no spouse surviving, by the personal representative or the person or persons entitled thereto by will or in accordance with the laws of descent and distribution applicable to the recipient.

                      ARTICLE V. EXERCISE OF OPTION

    Section 1. EXERCISE OF OPTION. The holder of an Award shall exercise their right to acquire the Stock pursuant to the Award by written notice to the Secretary of the Company at 201 Evans Lane, St. Louis, Missouri 63121. Written notice shall set forth the number of shares for which the exercise is applicable together with a check for the purchase price of the Stock. If the holder of the Award exercises his option for less than the total number of shares awarded, he will execute such documents as required by the Corporate Secretary for the remaining number of shares subject to the Award.

                                   A-2



                  ARTICLE VI. OTHER GOVERNING PROVISIONS

    Section 1. TRANSFERABILITY. No Award shall be transferable other than at death as set out in Article IV, and any right granted under an Award may be exercised during the lifetime of the holder thereof only by him.

    Section 2. RIGHTS AS A SHAREHOLDER. A recipient of an Award shall have no rights as a shareholder with respect to any options or shares which may be issued in connection with the Award until the issuance of a stock certificate for such shares, and no adjustment shall be made for dividends or other rights for which the record date is prior to the issuance of such stock certificate.

    Section 3. GENERAL CONDITIONS OF AWARDS. No employee or other person shall have any right with respect to the Plan, or in the shares reserved pursuant to the Plan, or in any Award, contingent or otherwise, until written evidence of the Award shall have been delivered to the recipient and all the terms, conditions and provisions of the Plan applicable to such recipient have been met.

    Section 4. LIMITATION AS TO SERVICE. Neither the Plan, nor the granting of an option, nor any other action taken pursuant to the Plan shall constitute or be evidence of any agreement or understanding, express or implied, that an eligible participant has a right to continue as an employee or consultant for any period of time or at any particular rate of compensation.

    Section 5. ACCELERATION. The Plan Administrator may in its sole discretion accelerate the date of exercise of any Award.

    Section 6. ADJUSTMENTS. Upon any Stock split, Stock dividend, combination or reclassification of shares of Stock, or consolidation, merger or sale of all or substantially all of the assets of the Company, appropriate adjustments shall be made to the shares reserved under Article I of the Plan and the terms of the outstanding Awards.

    Section 7. WITHHOLDING OF TAXES. The Company shall deduct from any payment, or otherwise collect from the recipient, any taxes required to be withheld by federal, state or local governments in connection with any Award.

    Section 8. NO WARRANTY OF TAX EFFECT. Except as may be contained in the terms of any Award, no opinion is expressed nor warranties made as to the effect for federal, state, or local tax purposes of any Awards.

    Section 9. AMENDMENT OF PLAN. The Board of Directors of the Company may from time to time amend, suspend or terminate the Plan, in whole or in part, and if terminated may reinstate any or all of the provisions of the Plan, except that (1) no amendment, suspension or termination may apply to the terms of any Award (contingent or otherwise) granted prior to the effective date of such amendment, suspension or termination without the recipient's consent; and, (2) any increase in the number of shares that may be issued under the Plan, or any material increase in benefits under the Plan must be approved by shareholders.

    Section 10. CONSTRUCTION OF PLAN. The place of administration of the Plan shall be in the State of Missouri, and the validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and rights relating to the Plan, shall be determined solely in accordance with the laws of the State of Missouri.

                   ARTICLE VII. EFFECTIVE DATE AND TERM

    This Plan shall be effective upon approval by the shareholders of the Company. The Plan shall continue until October 31, 2010 unless sooner terminated or extended by the Board of Directors. Any balances in the share reserve shall be canceled, and no Awards shall be granted under the Plan thereafter. The Plan shall continue in effect, however, insofar as is necessary to complete all of the Company's obligations under outstanding Awards and to conclude the administration.

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION     Please      / /
IS INDICATED, WILL BE VOTED "FOR" THE PROPOSALS.             Mark Here
                                                             for Address
                                                             Change or
                                                             Comments
                                                             SEE REVERSE SIDE

1. Election of Directors (three year term)

   Nominees:                                 FOR     WITHHELD
   01 Gerald A. Potthoff
   02 Gary C. Gerhardt                       / /       / /
   03 Thomas J. Guilfoil
   04 James A. Schaefer
   05 MG George A. Friel
      (U.S. Army, Retired)
   06 General Charles T. Robertson, Jr.
      (U.S. Air Force, Retired)

To withhold authority to vote for any individual nominee, write that nominee's name in the space provided. Your total cumulative votes will be allocated fully among the remaining nominees.

For, except vote withheld from the following nominee(s):

------------------------------------------------------------------------------

2. Engineered Support Systems, Inc. 2005 Non-        FOR   AGAINST   ABSTAIN
   Executive Stock Option Plan and the allocation
   of 400,000 shares of Engineered Support Systems,  / /     / /       / /
   Inc. common stock to the Non-Executive Stock
   Option Plan.

                                                       Attend Meeting  / /


SIGNATURE                      SIGNATURE                        DATE
         ---------------------          -----------------------     ----------
NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS HEREON. JOINT MEMBERS SHOULD EACH SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.
-------------------------------------------------------------------------------
                            FOLD AND DETACH HERE

                   VOTE BY INTERNET OR TELEPHONE OR MAIL
                       24 HOURS A DAY, 7 DAYS A WEEK

     INTERNET AND TELEPHONE VOTING IS AVAILABLE THROUGH 11:59 PM EASTERN
                 TIME THE DAY PRIOR TO ANNUAL MEETING DAY.

 YOUR INTERNET OR TELEPHONE VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR
                SHARES IN THE SAME MANNER AS IF YOU MARKED,
                    SIGNED AND RETURNED YOUR PROXY CARD.

-------------------------------      ---------------------------------      ------------------------------
           INTERNET                             TELEPHONE                              MAIL
http://www.proxyvoting.com/easi               1-866-540-5760                Mark, sign and date your proxy
Use the internet to vote your    OR    Use any touch-tone telephone     OR        card and return it
proxy. Have your proxy card in         to vote your proxy. Have your               in the enclosed
hand when you access the web         proxy card in hand when you call.          postage-paid envelope.
site.
-------------------------------      ---------------------------------      ------------------------------

            IF YOU VOTE YOUR PROXY BY INTERNET OR BY TELEPHONE,
               YOU DO NOT NEED TO MAIL BACK YOUR PROXY CARD.




PROXY

                      ENGINEERED SUPPORT SYSTEMS, INC.

           PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
        THE COMPANY FOR ANNUAL MEETING OF SHAREHOLDERS MARCH 1, 2005

    The undersigned hereby appoints Michael F. Shanahan, Sr. proxy, with full power of substitution, to represent the undersigned at the annual meeting of shareholders of Engineered Support Systems, Inc. to be held at the headquarters of the Company, 201 Evans Lane, St. Louis, Missouri 63121 on Tuesday, March 1, 2005, and at any adjournments thereof, on all matters coming before said meeting.

    You are encouraged to specify your choices by marking the appropriate boxes on the REVERSE SIDE. The Proxy cannot vote your shares unless you sign and return this card.

------------------------------------------------------------------------------
  ADDRESS CHANGE/COMMENTS (MARK THE CORRESPONDING BOX ON THE REVERSE SIDE)
------------------------------------------------------------------------------



------------------------------------------------------------------------------


------------------------------------------------------------------------------
                            FOLD AND DETACH HERE

     YOU CAN NOW ACCESS YOUR ENGINEERED SUPPORT SYSTEMS ACCOUNT ONLINE.

Access your Engineered Support Systems shareholder account online via Investor ServiceDirect(R) (ISD).

Mellon Investor Services LLC, Transfer Agent for Engineered Support Systems, now makes it easy and convenient to get current information on your shareholder account.

      o View account status           o View payment history for dividends
      o View certificate history      o Make address changes
      o View book-entry information   o Obtain a duplicate 1099 tax form
                                      o Establish/change your PIN

            VISIT US ON THE WEB AT http://www.melloninvestor.com

        FOR TECHNICAL ASSISTANCE CALL 1-877-978-7778 BETWEEN 9AM-7PM
                         MONDAY-FRIDAY EASTERN TIME

           Investor ServiceDirect(R) IS A REGISTERED TRADEMARK OF
                        MELLON INVESTOR SERVICES LLC



                                   APPENDIX


     Page 16 of the proxy statement contains a Performance Graph. The information contained within the graph is presented in a tabular format immediately following the graph.